Exhibit 10.16.8

CONFIDENTIAL TREATMENT

[NAVTEQ LOGO]

TERRITORY LICENSE NO. 3

Quick Reference Title:	Server-Based Applications (EU)

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT (acting also on behalf of its affiliate NAVTEQ Europe B.V., collectively “NT”) and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	Telenav, Inc.

Effective Date of Agreement:	December 1, 2001

Effective Date of Territory License:	Date of the last signature below

I. Territory License Term.

The term of this TL shall commence on the Effective Date of this TL and continue through December 31, 2008, unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ HP Jin

Name: Lawrence M. Kaplan		Name: HP Jin

Title: SVP & General Counsel		Title: President

Date: 2/7/06		Date: January 11, 2006

NAVTEQ EUROPE B.V.

By:	/s/ Lawrence M. Kaplan

Name: Lawrence M. Kaplan

Title: SVP & General Counsel

Date: 2/7/06

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TERMS AND CONDITIONS

II.	Territory (check applicable geographic areas; each is a separate “Territory”).

☒	Mexico

☒	Brazil

☒	Europe, consisting of:

Western Europe (Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, United Kingdom)

Eastern Europe (Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Poland, Romania, Slovakia, Slovenia, Ukraine, Yugoslavia (Serbia and Montenegro))

III.	Data Content & Quality. NAVTEQ Standard Data + Phonetic Data

The Data is NAVTEQ Standard Data, as specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.20.02) (“Specification”), and shall comply with the Verification Procedure for Accuracy and Completeness set forth in the Specification. Data for certain countries or areas of the Territory may not be completed and/or may not be produced within the term of this Agreement or ever, and will only be available hereunder upon general release by NT following completion. The Data shall include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content and the first two sentences of Section 8.1 of the Agreement shall not apply to Add-Ons or to Data for Brazil or for Mexico. The Data shall additionally include Phonetic Data and Premium POIs; provided, however, that the first two sentences of Section 8.1 of the Agreement shall not apply to Phonetic Data and Premium POIs. To the extent that the Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance.

IV.	Application. Server-Based Applications, as defined in Exhibit A and subject to Section I of Exhibit B.

V.	Licensed Use. Pursuant to Section 4.1 of the Agreement, use of the Data is limited to:

A.	storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	using the Data of subpart (A) together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV. Phonetic Data may only be used with the Application for ASR and TTS purposes and, furthermore, may not be used in connection with any data other than the Data; and

C.	sublicensing third party business customers of Client (each a “Sublicensee”), under a written agreement between Client and such Sublicensee setting forth terms and conditions no less restrictive than those set forth in this Agreement (“Sublicense Agreement”), to store a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by such Sublicensee and to use such Data together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV. Client shall be fully responsible for compliance by Sublicensees with Sublicense Agreements.

VI.	Fees to NT.

A.	License Fees. License fee amounts and due dates are set forth in Exhibit B, Section II hereto.

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B.	Additional Data Delivery Fees. For delivery of additional copies of the Data by NT to Client pursuant to Section 7 of the Agreement, Client shall pay NT a services fee of [*****] per physical storage media of the delivery, plus a shipping charge of [*****] per location to which delivery is requested. Such fees and charges shall be due within thirty (30) days of invoice from NT.

VII.	Minimum Annual License Fee. Client shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT.

A.	Amount. The MALF for each annual period of this TL is as follows:

[*****]

VIII.	Currency. U.S. Dollars. Client shall convert non-US Dollar license fees as identified herein into US Dollars by using the Federal Reserve Statistical Release Foreign Exchange Rates (http://www.federalreserve.gov/releases/h10/Hist/dat00_eu.htm). The conversion rate to be used is the conversion rate listed for the last day of the reporting period specified in this TL. Client shall include its currency conversion calculations in each License Fee Report.

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	NT Marks & Legends. For purposes of this TL, Client’s obligations under Sections 12.1 of the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

DEFINITIONS

“ASR” or “Automated Speech Recognition” means the ability of a machine or program to recognize and carry out human voice commands.

“Asset” means a person (including an End-User), animal, device, site, transportation means (e.g. a car or truck) or other mobile or immobile object that is managed in any way using the Application.

“Coordinate-Based Map Transaction” means a single [*****]; provided that [*****] is not permitted.

“Coordinate-Based Route Transaction” means any one or more of [*****].

“Copy” [*****].

“Daily Rate” [*****].

“Data Access Restrictions” [*****].

“Device” means any computer device and/or communication device.

“Excluded Applications” means any use of the Data in any manner not expressly authorized under this TL, including, without limitation, (i) for “[*****]”, (iii) with or for [*****], (iv) for, or in connection with, [*****], (v) for or with [*****], or (vi) for or with a [*****] Application.

“Expiry” means that the Transaction (including any Data delivered in connection with the Transaction) is rendered unusable by the End-User (or anyone else) at the end of the End-User’s subscription period.

“Full Graphical Form” means any graphical form broader than Limited Graphical Form.

“Geocoding” means the [*****].

“Geomarketing Application” means an application that analyzes and displays [*****].

“Human Population” the human population measured according to the most recent U.S. Central Intelligence Agency World Fact Book or other authoritative population data reference designated by NT in its sole discretion.

“Identified End-User” means an End-User who Client specifically identifies by name, address and other information and whose usage of the Application Client [*****] in connection with each Transaction. Identified End-User does not include [*****].

“Limited Auto Reroute” means that, when the End-User [*****], and may not use Data residing on the Device, to create [*****]. The [*****] may be calculated only in one of the following ways: [*****]. For purposes of Transaction pricing, each [*****] shall constitute a new Transaction.

“Limited Graphical Form” means that [*****], with immediately related [*****], may be graphically depicted in [*****], but any of the [*****] features may not be graphically depicted or otherwise display in a map or map-like form.

“Limited Screen” means that the [*****] of the Device [*****].

“Limited Voice Capability” means that [*****] is limited to [*****].

“Location Lookup Transaction” means information in the form of [*****]. For purposes of clarity, [*****] is permitted in connection with a [*****] Transaction; provided that [*****] is not permitted.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Major Region” means a contiguous, simply connected geographic area that, with respect to the Territory of [*****] for that Territory and, with respect to the Territory of [*****] for the [*****] Area.

“Maneuver Icons” has the meaning set forth in the definition of Limited Graphical Form.

“Map Transaction” means a [*****]. For purposes of clarity, [*****] is permitted in connection with a [*****] Transaction; provided that [*****] is not permitted.

“Minor Region” means a contiguous, simply connected geographic area that, with respect to the Territory of [*****] for that Territory and, with respect to the Territory of [*****] for the [*****] Area.

“Monthly Subscription” means the provision of an unlimited number of Transactions to an Identified End-User (with respect to a single Asset) based on a subscription for that type of Transaction to which such Identified End-User subscribes in advance for a [*****] period.

“Multi-Year Subscription” means the provision of an unlimited number of Transactions to an Identified End-User based on a subscription for that type of Transaction to which such Identified End-User subscribes in advance for a period of (1) [*****], (2) [*****] or (3) [*****].

“No In-Vehicle System Integration” means that the Application is incapable of [*****] except as follows: [*****].

“Optimization” means calculating one or more [*****].

“Pedestrian-Only Attribution” means that a Copy/Electronic File does not use Data relating to any of the following information (as defined in the Data Content Specification) (“Excluded Attributes”): [*****]. This definition shall not be met where any Excluded Attributes information is incorporated into a Copy/Electronic File or otherwise used by the Application, even if Client obtained such Excluded Attributes information from a source other than the Data. Client may not use any NT trademark on or in connection with Applications using Data meeting this [*****] definition, and such Applications must be marketed as intended for use [*****].

“Phonetic Data” means data for the Territory made by or for, and generally released by, NT, providing [*****].

“Region” means any one of a [*****] Region, [*****] Region, [*****] Region and [*****] Region.

“Roaming Charges” apply to Transactions delivered to an Identified End-User who is otherwise [*****].

“Route” means a [*****], and up to [*****].

“Route Guidance Transaction” means any one or more of [*****], delivered via one or more communications to the End-User.

“Route Transaction” means any one or more of [*****].

“Security Location Transaction” means information in the form of [*****].

“Select Functionality Transaction” mean any one of a [*****] Transaction, [*****] Transaction, [*****] Transaction, [*****] Transaction, [*****] Transaction and [*****] Transaction.

“Server-Based Application” means a system comprising a software application developed by or for Client which is [*****], and which Client or Sublicensee makes accessible to End-Users, [*****], and incorporates and uses the Data solely to derive either [*****], and deliver each such Transaction, [*****], to the End-User for the End-User’s immediate or near immediate personal use. End-Users may [*****] solely for the End-User’s own immediate or near term immediately personal use.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Server-Based Non-Vehicle Integrated Navigation Application” means an application distributed to End-Users for their own personal use and which uses a [*****] Application to access Data solely to provide [*****] Transactions; and further characterized in that: (1) the Application has [*****]; and (2) the Application has No [*****].

“Single Sensor” means that only a [*****] is used by the Device or otherwise in connection with deriving the Transaction.

“Standard POIs” shall have the meaning set forth in Exhibit D to this TL.

“Subscription” means a [*****].

“Super Region” means a contiguous, simply connected geographic area that, with respect to the Territory of [*****] for that Territory and, with respect to the Territory of [*****] for the [*****] Area.

“Super+ Region” means a contiguous, simply connected geographic area that, with respect to the Territory of [*****] for the [*****] Area.

“Traffic Data Use” means that the Application includes, displays, reflects or otherwise uses [*****]. For purposes of clarity, [*****] Data Use does not mean that Client has the right to use any [*****] Data of NT, but rather, that there is a [*****] for the Data when used with [*****] Data.

“Transaction” means a [*****] Transaction, which must be subject to [*****] or a [*****] Transaction, as the case may be.

“TTS” or “Text-To-Speech” means a speech synthesis application that is used to create a spoken sound version of text.

“Vector Data” means Data represented in any form other than a [*****].

“Voice Capability” means the ability to use [*****].

“Weekly Roaming Charges” apply to Transactions delivered to an Identified End-User who is otherwise under [*****].

“Whole Europe Area” means all of the [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

APPLICATION & LICENSE FEES

I.	Application. Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Application is a [*****] Application, but shall not include Excluded Applications.

II.	License Fees & Due Dates. License fees for each Transaction are as set forth in the tables below, and shall be due on and paid by the last day of the [*****] of distribution of the Transaction. For [*****], the license fees for [*****] are due [*****] the Identified End-User [*****]. To the extent that Client is unable to accurately determine the amount of license fees due for the [*****] by such date, Client shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment

License fees for [*****] Transactions are calculated as follows:

1.	Base License Fee. Subject to paragraph 4 below with respect to [*****], license fees are determined from Table 1 of Section A or Table 1 of Section C based on [*****]. The Base License Fee is predicated on use of a [*****] Application. For example, if there are [*****], the license fees would be [*****].

2.	[*****] Charges. For Identified End-Users who [*****], the Base Fees are then [*****]. For Identified End-Users who subscribe in advance to receive Transactions [*****]. For example, if an Identified End-User had [*****] Charges of [*****] would apply [i.e., [*****]].

3.	Discounts and Premiums. After adding the applicable [*****] Charges, the resultant license fee is discounted by [*****]. After applying any applicable discount, the resultant license fee is increased by any applicable premiums set forth in Table 2(III)-(IV) in Section A.

4.	License Fees for [*****] Subscriptions. For Identified End-Users who [*****], the License Fees are calculated in accordance with Table 3, where the [*****] after applying all applicable discounts/premiums.

5.	[*****] Discount. The license fees are further discounted by the applicable [*****] Discount (see Table 4). The discount percentage is determined based on [*****]. For example, if Client [*****], Client would pay [*****].

License Fees for [*****] Transactions are as follows:

1.	License fees are first determined from Table 1(I) in Section B or Table 1 in Section C, based on [*****], If [*****] Data is used for [*****], then the base license fee is increased by the applicable Premium set forth in the applicable Table ([*****] Data Premium).

2.	Then, the license fees are subject to the applicable [*****] Volume Discount as determined from Table 2. Where Per Transaction license fees apply, the Discount is determined [*****]. Where Monthly Subscription License Fees apply, the Discount is determined [*****].

3.	Examples:

•	On a [*****] basis, there are [*****] provided in a given calendar month. The license fees would be [*****]

•	There are [*****] provided in a calendar month. The license fees would [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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License Fees [*****]

A.	[*****] Transactions

Table 1 - Base License Fee

I. [*****] Territory [*****]

	[*****]				[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

II. [*****] Charges
	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Table 2 - Discounts / Premiums

	[*****]	[*****]	[*****]	[*****]	[*****]

I. [*****] Discounts
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

II. [*****] Discounts
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

III. Premiums
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Table 3

License Fees for [*****]

[*****]	[*****]
[*****]	[*****]*
[*****]	[*****]
[*****]	[*****]

*[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Table 4

[*****] Discount*

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

* (1) Discount is based on [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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B.	[*****] Transactions

Table 1

I. Base License Fee - [*****]

		[*****]				[*****]
Transaction/Subscription Type		[*****]	[*****]	[*****]	[*****]
A	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
B	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
C	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
D	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
E	[*****]	[*****]	[*****]	[*****]	[*****]

II. [*****] Premium
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]

Table 2

[*****] Discount

[*****]

Discount	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.	[*****]

Table 1

[*****] - Base License Fees

[*****] Transactions

[*****]
Territory	[*****]	[*****]	[*****]
	[*****]	[*****]

Base Fees FY 2005-2007

[*****] Application	[*****]	[*****]	[*****]

Ala-Carte Pricing

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Bundle Pricing
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Premiums - Cannot be used with [*****] Below
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] Base License Fees

[*****] Transactions

[*****]
[*****]	[*****]	[*****]	[*****]

A [*****]	[*****]	[*****]	[*****]

B [*****]	[*****]	[*****]	[*****]

C [*****]	[*****]	[*****]	[*****]

D [*****]	[*****]	[*****]	[*****]

E [*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

©200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

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Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, [insert “NAVTEQ Data” or such other name that Client uses specifically to refer to NAVTEQ Data] (hereinafter “Data”) is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with [insert the name of the terms/conditions in which this notice is included], and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER)

ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

These [insert “NAVTEQ Data” or such other name that Client uses specifically to refer to NAVTEQ Data] are commercial items as defined in FAR 2.101 and are subject to [insert the name of the terms/conditions in which this notice is included] under which this data was provided.

© 2005 NAVTEQ - All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

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